                             KEMPER INVESTORS FUND

                        WRITTEN INSTRUMENT AMENDING THE
                       AGREEMENT AND DECLARATION OF TRUST
                       ----------------------------------


     The undersigned, being a majority of the trustees of Kemper Investors Fund (the "Trust"), a business trust organized pursuant to an Agreement and Declaration of Trust dated January 22, 1987, as amended (the "Declaration of Trust"), pursuant to Section 1 of Article III of the Declaration of Trust do hereby change the names of the two series of the Trust known as the "Equity Portfolio" and the "Small Capitalization Equity Portfolio" to the "Growth Portfolio" and the "Small Cap Growth Portfolio", respectively. This instrument shall constitute an amendment to the Declaration of Trust to be effective on May 1, 1996.

     IN WITNESS WHEREOF, the undersigned have this 17th day of January, 1996 signed these presents.



                              /s/ Stephen B. Timbers
                              -----------------------------------
                              Stephen B. Timbers, Trustee
                              210 South Green Bay Road
                              Lake Forest, Illinois  60045

                              (Signatures continue)

                              /s/ James E. Akins
                              -----------------------------------
                              James E. Akins, Trustee
                              2904 Garfield Terrace, N.W.
                              Washington, DC  20008-3507

                              /s/ Arthur R. Gottschalk
                              -----------------------------------
                              Arthur R. Gottschalk, Trustee
                              10642 Brookridge Drive
                              Frankfort, Illinois  60423

                              /s/ Frederick T. Kelsey
                              -----------------------------------
                              Frederick T. Kelsey, Trustee
                              3133 Laughlin Gull Court
                              Johns Island, South Carolina  29455

                              /s/ David B. Mathis
                              -----------------------------------
                              David B. Mathis, Trustee
                              529 Briar Lane
                              Lake Forest, Illinois  60045


                              /s/ Fred B. Renwick
                              -----------------------------------
                              Fred B. Renwick, Trustee
                              3 Hanover Square
                              New York, New York  10004


                              -----------------------------------
                              Stephen B. Timbers, Trustee
                              210 South Green Bay Road
                              Lake Forest, Illinois  60045

                              /s/ John B. Tingleff
                              -----------------------------------
                              John B. Tingleff, Trustee
                              2015 South Lake Shore Drive
                              Harbor Springs, Michigan  49740

                              /s/ John G. Weithers
                              -----------------------------------
                              John G. Weithers, Trustee
                              311 Springlake
                              Hinsdale, Illinois  60521